Prospectus Supplement

ReliaStar Life Insurance Company and its MFS/NWNL Variable Account

Supplement dated January 20, 2005, to your current Variable Annuity Prospectus

This supplement updates certain information contained in your current variable annuity prospectus. Please read it carefully and keep it with your product prospectus for future reference.

NOTICE OF FUND SUBSTITUTION

ReliaStar Life Insurance Company (the "Company") and MFS/NWNL Variable Account (the "Variable Account") have filed an application with the Securities and Exchange Commission to permit the MFS Total Return Fund (Class A) (the "Replaced Fund") to be replaced with the ING MFS Total Return Portfolio (Class S) (the "Substitute Fund").

Reasons for the Substitution. The principal purposes of the substitution is as follows:

  Implement Business Plan. The substitution is part of an overall business plan to provide a more streamlined, standardized, simplified and consolidated current array of funds available through the Company's products.

  Reduced Costs and Greater Influence. Including too many different funds with different investment advisers within the Company's products makes those products more costly to administer. The Company believes that making available affiliated funds, generally managed by third party asset managers, will lead to increased efficiencies, greater influence over the administrative aspects of the funds and reduced costs.

  Due Diligence. The substitution will allow the Company to respond to concerns identified in their due diligence review of the funds available through the products, including concerns related to changes in fund managers, performance, customer service, operational support, regulatory investigations, legal proceedings and claims.

The Substitute Fund.
The Substitute Fund is a series of ING Investors Trust. Information about the Substitute Fund in this supplement was approved by the Board of ING Investors Trust.
Important Information about the Proposed Substitution.

  Prior to the effective date of the substitution you will receive another prospectus supplement which will indicate the effective date of the substitution and reiterate your rights related to the substitution. You will also receive a prospectus for the Substitute Funds.

  Prior to the effective date of the substitution and for thirty days thereafter you may transfer amounts allocated to the Replaced Fund to any other sub-account or the fixed account free of charge and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

  On the effective date of the substitution all amounts you have allocated to the Replaced Fund will automatically be reallocated to the Substitute Fund. Thereafter, all future allocations directed to the Replaced Fund will be automatically allocated to the Substitute Fund.

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    You will not incur any fees or charges or any tax liability because of the substitution, and your policy value immediately before the substitution will equal your policy value immediately after the substitution.

The total expenses of the Substitute Fund will be less than or equal to the total expenses of the Replaced Fund. The fees and expenses of the Substitute Fund are more fully described below.

  The investment objective and policies of the Substitute Fund are substantially the same as, similar to or consistent with the investment objective and policies of the Replaced Fund. The investment objective of the Substitute Fund is more fully described below.

  Substitute Fund Fees and Expenses. The following table shows the investment advisory fees and other expenses charged annually by the Substitute Fund. The figures are a percentage of the average net assets of the fund as of the effective date of the substitution as approved or anticipated to be approved by the Board of the Substitute Fund. See the prospectus of the Substitute Fund for more information concerning these fees and expenses.

Fund Name	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Gross Annual Fund Expenses	Fees and Expenses Waived or Reimbursed	Total Net Annual Fund Expenses
ING MFS Total Return Portfolio (Class S)	0.64%	--	0.26%	0.90%	--	0.90%

  Substitute Fund Investment Adviser/Sub-adviser and Investment Objective. The following table lists the investment adviser and subadviser and information regarding the investment objective of the Substitute Fund. More detailed information about this fund can be found in the current prospectus and Statement of Additional Information for the fund.

Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING MFS Total Return Portfolio	Investment Adviser: Directed Services, Inc. Subadviser: Massachusetts Financial Services Company	Seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital.

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